Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended January 31, 2021

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$2,107,232
Unrealized Gain (Loss) on Market Value of Commodity Futures	851,339
Dividend Income	1,719
Interest Income	18
ETF Transaction Fees	2,800
Total Income (Loss)	$2,963,108

Expenses
Management Fees	$89,959
Professional Fees	15,325
Brokerage Commissions	13,558
Directors' Fees and insurance	2,528
Total Expenses	$121,370
Net Income (Loss)	$2,841,738

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 1/1/21	$110,783,068
Additions (1,100,000 Shares)	36,583,866
Withdrawals (100,000 Shares)	(3,360,300)
Net Income (Loss)	2,841,738

Net Asset Value End of Month	$146,848,372
Net Asset Value Per Share (4,400,000 Shares)	$33.37

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended January 31, 2021 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended January 31, 2021

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$5,845,838
Unrealized Gain (Loss) on Market Value of Commodity Futures	(5,814,363)
Dividend Income	1,033
Interest Income	21
ETF Transaction Fees	3,850
Total Income (Loss)	$36,379

Expenses
Management Fees	$42,130
Professional Fees	10,643
Brokerage Commissions	3,826
Directors' Fees and insurance	2,417
Total Expenses	59,016
Expense Waiver	(7,164)
Net Expenses	$51,852
Net Income (Loss)	$(15,473)

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 1/1/21	$65,163,704
Additions (1,500,000 Shares)	33,472,159
Net Income (Loss)	(15,473)

Net Asset Value End of Month	$98,620,390
Net Asset Value Per Share (4,500,000 Shares)	$21.92

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended January 31, 2021 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended January 31, 2021

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$7,953,070
Unrealized Gain (Loss) on Market Value of Commodity Futures	(4,963,024)
Dividend Income	2,752
Interest Income	39
ETF Transaction Fees	6,650
Total Income (Loss)	$2,999,487

Expenses
Management Fees	$132,089
Professional Fees	25,968
Brokerage Commissions	17,384
Non-interested Directors' Fees and Expenses	4,945
Total Expenses	180,386
Expense Waiver	(7,164)
Net Expenses	$173,222
Net Income (Loss)	$2,826,265

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 1/1/21	$175,946,772
Additions (2,600,000 Shares)	70,056,025
Withdrawals (100,000 Shares)	(3,360,300)
Net Income (Loss)	(2,826,265)

Net Asset Value End of Month	$245,468,762

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended January 31, 2021 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596